UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 30, 2007

NEIMAN MARCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133184-12	20-3509435

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marcus Square
1618 Main Street, Dallas, Texas	75201

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(214) 741-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

On October 30, 2007, The Neiman Marcus Group, Inc. (the "Company"), a wholly owned subsidiary of Neiman Marcus, Inc., announced changes to the leadership structure of the Company. In additional to her current title of President, Chief Executive Officer of Neiman Marcus Stores, Karen W. Katz was promoted to Executive Vice President of the Company with additional responsibility for Strategy, Business Development and Marketing.

James E. Skinner, Senior Vice President, Chief Financial Officer of the Company, was promoted to Executive Vice President, Chief Financial Officer with additional responsibility for Information Services.

A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated October 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS, INC.
(Registrant)

Date: October 30, 2007	By:	/s/ Nelson A. Bangs

Nelson A. Bangs
Senior Vice President

NEIMAN MARCUS, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 30, 2007.